SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 17, 2005


                             THE PROJECT GROUP, INC.
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               (Exact name of registrant as specified in Charter)


             Nevada                        0-28445               90-0147943
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 (State or other jurisdiction of    (Commission File No.)       (IRS Employer
  incorporation or organization)                             Identification No.)


                    333 N. Sam Houston Parkway E., Suite 275
                              Houston, Texas 77060
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               (Address of Principal Executive Offices)(Zip Code)


                                  281-445-3333
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                            (Issuer Telephone number)



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

On February 17, 2005, The Project Group, Inc.'s board of directors passed a resolution authorizing the distribution to the company's shareholders of approximately 69% of the outstanding shares of the company's 99.5% owned subsidiary, Pro Squared, Inc. Subject to the advice of counsel and compliance with applicable law, the board has directed that the record date of the distribution be fixed on or before March 31, 2005 or as soon thereafter as practical.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE PROJECT GROUP, INC.

Dated:  February 18, 2005
                                        By: /s/ Craig Crawford
                                            ----------------------------
                                            Craig Crawford
                                            President